Exhibit 10.1
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is entered into effective as of September 24, 2008, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), MARTIN OPERATING GP LLC, a Delaware limited liability company, PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, PRISM GAS SYSTEMS GP, L.L.C., a Texas limited liability company, PRISM GULF COAST SYSTEMS, L.L.C., a Texas limited liability company, and MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., a Louisiana limited liability company, as guarantors, the financial institutions party hereto (collectively, the “Lenders”), and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer, Swing Line Lender and a Lender.
     WHEREAS, the Borrower, the MLP, the Administrative Agent, and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006, and that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 28, 2007 (as so amended and as further renewed, extended, amended or restated, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Lenders agree to amend the definition of “Change of Control” as set forth herein; and
     WHEREAS, the Lenders have agreed to such amendment, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Third Amendment, terms used in this Third Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Third Amendment.
     SECTION 2. Amendment to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 of this Third Amendment, the definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:
     “Change of Control means (a) Martin Resource shall fail to own, directly or indirectly, at least 51% of the general partnership interests in the MLP, (b) any Person, entity or group (other than Martin Resource) acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 51% or more of the limited partnership interests in the MLP, (c) the MLP shall fail to own, directly or indirectly, 100% of the equity interests in the Borrower, (d) Martin Resource fails for any reason to control, directly or indirectly, the management of the MLP or fails to control, directly or indirectly, the management of the Borrower, or (e) a Martin Resource Change of Control shall occur.”

     SECTION 3. Conditions of Effectiveness. The amendment to the Credit Agreement set forth in Section 2 of this Third Amendment shall not be effective until the date (such date, the “Third Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:
     (a) The Administrative Agent shall have received a counterpart of this Third Amendment executed by each of the parties hereto (which may be by telecopy transmission); and
     (b) All fees, costs, and expenses due and payable at the Third Amendment Effective Date shall have been paid, and the Borrower shall have paid Attorney Costs of the Administrative Agent to the extent invoiced prior to, or on, the Third Amendment Effective Date.
     SECTION 4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Third Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:
     (a) This Third Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).
     (b) The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, after giving effect to this Third Amendment, as if made on and as of the Third Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.
     (c) As of the date hereof, at the time of and after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.
     (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery, or performance by the Borrower or any Loan Party of its obligations hereunder. This Third Amendment has been duly authorized by the Borrower and each Loan Party party hereto by all necessary corporate, partnership, or limited liability company action, as applicable. The execution, delivery and performance of this Third Amendment and the documents and transactions contemplated hereby do not and will not (a) contravene the terms of the Borrower’s or any other Loan Party’s Organization Documents, (b) conflict with or result in any breach or contravention of, or result in creation of any Lien (other than Liens in favor of the Collateral Agent) under, any document evidencing any material Contractual Obligation to which the Borrower or any other Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any other Loan Party is subject, or (c) violate any Law applicable to any Loan Party.
     SECTION 5. Effect of Amendment. (a) This Third Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Third Amendment. Except as otherwise expressly provided by this Third Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Third Amendment and such Credit Agreement shall be read and construed as one instrument.

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     (b) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Third Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Third Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Third Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.
     SECTION 6. Miscellaneous. This Third Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Third Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Third Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart.
     SECTION 7. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS THIRD AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     SECTION 8. Additional Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Third Amendment.
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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:	MARTIN OPERATING GP LLC,
its General Partner

	By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

		By:	MARTIN MIDSTREAM GP LLC,
its General Partner

			By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief
Financial Officer
[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership, as a Guarantor

By:	MARTIN MIDSTREAM GP LLC,
its General Partner

	By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN OPERATING GP LLC,
a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

	By:	MARTIN MIDSTREAM GP LLC,
its General Partner

		By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, as a Guarantor

	By:	Prism Gas Systems GP, L.L.C., its General Partner

	By:	/s/ Robert D. Bondurant

Robert D. Bondurant Executive Vice President and Chief Financial Officer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor

By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., as a Guarantor
By:	/s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WOODLAWN PIPELINE CO., INC., a Texas corporation, as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ Ann Hurley
	Name:	Ann Hurley
	Title:	Manager, Agency

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender, as L/C Issuer, and as Swing Line Lender
By:	/s/ Jason York
	Name:	Jason S. York
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as Documentation Agent and as a Lender
By:	/s/ Joe McCreery
Name:	Joe McCreery
Title:	Director

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as a Lender
By:	/s/ Brian Enzler
Name:	Brien Enzler
Title:	Corporate Banking Officer

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FORTIS CAPITAL CORP., as a Lender
By:
Name:
Title:

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	AVP / Portfolio Manager

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WESTLB AG, NEW YORK BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender
By:	/s/ Christopher C. Patterson
	Name:	Christopher C. Patterson
	Title:	Global Operations Manager - Capital Markets

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kenneth R. Batson, III
	Name:	Kenneth R. Batson, III
	Title:	Vice President

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, NA, as a Lender
By:	/s/ Jennifer Fitzgerald
	Name:	Jennifer Fitzgerald
	Title:	Associate

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATEXIS BANQUES POPULAIRES, as a Lender
By:	/s/ Gideon Oosthuizen
	Name:	Gideon Oosthuizen
	Title:	Senior Vice President

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALLIED IRISH BANKS p.l.c., as a Lender
By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AIB DEBT MANAGEMENT LIMITED, as a Lender
By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director, Investment Advisor to AIB, Debt Management, Limited

By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President, Investment Advisor to AIB Debt Management, Limited

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTY BANK, as a Lender
By:	/s/ James A. Morgan
	Name:	James A. Morgan
	Title:	Assistant Vice President

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Justin M. Alexander
	Name:	Justin M. Alexander
	Title:	Vice President

[SIGNATURE PAGE TO THE THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]